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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



STAAR Surgical Company
Monrovia, California


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 27, 2000, with respect to the consolidated financial statements of STAAR Surgical Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


                                                BDO SEIDMAN, LLP

                                                /s/ BDO SEIDMAN, LLP




Los Angeles, California
September 12, 2000